PROPERTY CO-TENANCY
                       OWNERSHIP AGREEMENT
              (Arby's Restaurant - Montgomery, AL)


THIS CO-TENANCY AGREEMENT,

Made and entered into as of the 27th day of July, 1999, by and between The Catharine C. Whittenburg Testamentary Trust for J. A. Whittenburg IV or Assigns as joint tenants, (hereinafter called "Whittenburg"), and AEI Income & Growth Fund XXI Limited Partnership (hereinafter called "Fund XXI") Whittenburg, Fund XXI (and any other Owner in Fee where the context so indicates) being hereinafter sometimes collectively called "Co-Tenants" and referred to in the neuter gender).
WITNESSETH:

WHEREAS, Fund XXI presently owns an undivided 66.1579% interest in and to, and Whittenburg presently owns an undivided 21.5614% interest in and to, and the Cheung Living Trust Dated July 27, 1989 presently owns an undivided 12.2807% interest in and to the land, situated in the City of Montgomery, County of Montgomery, and State of AL, (legally described upon Exhibit A attached hereto and hereby made a part hereof) and in and to the improvements located thereon (hereinafter called "Premises");

WHEREAS, The parties hereto wish to provide for the orderly operation and management of the Premises and Whittenburg's interest by Fund XXI; the continued leasing of space within the Premises; for the distribution of income from and the pro-rata sharing in expenses of the Premises.

NOW THEREFORE, in consideration of the purchase by Whittenburg of an undivided interest in and to the Premises, for at least One Dollar ($1.00) and other good and valuable consideration by the parties hereto to one another in hand paid, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties hereto, as follows:

1.    The  operation  and  management of the  Premises  shall  be delegated to Fund XXI, or its designated agent, successors or assigns. Provided, however, if Fund XXI shall sell all of its interest in the Premises, the duties and obligations of Fund XXI respecting management of the Premises as set forth herein, including but not limited to paragraphs 2, 3, and 4 hereof, shall be exercised by the holder or holders of a majority undivided co-tenancy interest in the Premises. Except as hereinafter expressly provided to the contrary, each of the parties hereto agrees to be bound by the decisions of Fund XXI with respect to all administrative, operational and management matters of the property comprising the Premises, including but not limited to the management of the net lease agreement for the Premises.
Whittenburg hereto hereby designates Fund XXI as its sole and exclusive agent to deal with, and Fund XXI retains the sole right to deal with, any property agent or tenant and to negotiate and enter into, on terms and provisions satisfactory to Fund XXI, monitor, execute and enforce the terms of leases of space within the Premises, including but not limited to any amendments, consents to assignment, sublet, releases or modifications to leases or guarantees of lease or easements affecting the Premises, on behalf of Whittenburg As long as Fund XXI owns an interest in the Premises, only Fund XXI may obligate Whittenburg with respect to any expense for the Premises.

As further set forth in paragraph 2 hereof, Fund XXI agrees to require any lessee of the Premises to name Whittenburg as an insured or additional insured in all insurance policies provided for, or contemplated by, any lease on the Premises. Fund XXI shall use its best efforts to obtain



Co-Tenant Initial:  /s/ DEB /s/ JFT /s/ JAW IV
Co-Tenancy Agreement for Arby's-Montgomery, AL


endorsements adding Co-Tenants to said policies from lessee within 30 days of commencement of this agreement. In any event, Fund XXI shall distribute any insurance proceeds it may receive, to the extent consistent with any lease on the Premises, to the Co-Tenants in proportion to their respective ownership of the Premises.

2. Income and expenses shall be allocated among the Co-Tenants in proportion to their respective share(s) of ownership. Shares of net income shall be pro-rated for any partial calendar years included within the term of this Agreement. Fund XXI may offset against, pay to itself and deduct from any payment due to Whittenburg under this Agreement, and may pay to itself the amount of Whittenburg's share of any reasonable expenses of the Premises which are not paid by Whittenburg to Fund XXI or its assigns, within ten (10) days after demand by Fund XXI. In the event there is insufficient operating income from which to deduct Whittenburg's unpaid share of operating expenses, Fund XXI may pursue any and all legal remedies for collection.

Operating Expenses shall include all normal operating expense, including but not limited to: maintenance, utilities, supplies, labor, management, advertising and promotional expenses, salaries and wages of rental and management personnel, leasing commissions to third parties, a monthly accrual to pay insurance premiums, real estate taxes, installments of special assessments and for structural repairs and replacements, management fees, legal fees and accounting fees, but excluding all operating expenses paid by tenant under terms of any lease agreement of the Premises.

Whittenburg  has no requirement to, but has, nonetheless  elected to retain, and agrees to annually reimburse, Fund XXI in the amount of $ 826 [changed to $700 to conform to the facts /s/ DEB /s/ JFT /s/ JAW IV /s/ RPJ] for the expenses, direct and indirect, incurred by Fund XXI in providing Whittenburg with quarterly accounting and distributions of Whittenburg's share of net income and for tracking, reporting and assessing the calculation of Whittenburg's share of operating expenses incurred from the Premises. This invoice amount shall be pro-rated for partial years and Whittenburg authorizes Fund XXI to deduct such amount from Whittenburg's share of revenue from the Premises. Whittenburg may terminate this agreement in this paragraph respecting accounting and distributions at any time and attempt to collect its share of rental income directly from the tenant; however, enforcement of all other provisions of the lease remains the sole right of Fund XXI pursuant to Section 1 hereof. Fund XXI may terminate its obligation under this paragraph upon 30 days notice to Whittenburg prior to the end of each anniversary hereof, unless agreed in writing to the contrary.

3. Full, accurate and complete books of account shall be kept in accordance with generally accepted accounting principles at Fund XXI's principal office, and each Co-Tenant shall have access to such books and may inspect and copy any part thereof during normal business hours. Within ninety (90) days after the end of each calendar year during the term hereof, Fund XXI shall prepare an accurate income statement for the ownership of the Premises for said calendar year and shall furnish copies of the same to all Co-Tenants. Quarterly, as its share, Whittenburg shall be entitled to receive 21.5614% of all items of income and expense generated by the Premises. Upon receipt of said accounting, if the payments received by each Co-Tenant pursuant to this Paragraph 3 do not equal, in the aggregate, the amounts which each  are  entitled  to  receive proportional  to  its  share  of
ownership  with  respect  to  said  calendar  year  pursuant   to
Paragraph 2 hereof, an appropriate adjustment shall be made so that each Co-Tenant receives the amount to which it is entitled.

4. If Net Income from the Premises is less than $0.00 (i.e., the Premises operates at a loss), or if capital improvements, repairs, and/or replacements, for which adequate reserves do not exist, need to be made to the Premises, the Co-Tenants, upon receipt of a written request therefor from Fund XXI, shall, within fifteen (15) business days after receipt of notice, make payment to Fund XXI sufficient to pay said net operating losses and to provide necessary operating capital


Co-Tenant Initial:  /s/ DEB /s/ JFT /s/ JAW IV
Co-Tenancy Agreement for Arby's-Montgomery, AL



for the premises and to pay for said capital improvements, repairs and/or replacements, all in proportion to their undivided interests in and to the Premises.

5. Co-Tenants may, at any time, sell, finance, or otherwise create a lien upon their interest in the Premises but only upon their interest and not upon any part of the interest held, or owned, by any other Co-Tenant. All Co-Tenants reserve the right to escrow proceeds from a sale of their interests in the Premises to obtain tax deferral by the purchase of replacement property.

6. If any Co-Tenant shall be in default with respect to any of its obligations hereunder, and if said default is not corrected within thirty (30) days after receipt by said defaulting Co-Tenant of written notice of said default, or within a reasonable period if said default does not consist solely of a failure to pay money, the remaining Co-Tenant(s) may resort to any available remedy to cure said default at law, in equity, or by statute.

7. This Co-Tenancy agreement shall continue in full force and effect and shall bind and inure to the benefit of the Co-Tenant and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns until June 1, 2025 or upon the sale of the entire Premises in accordance with the terms hereof and proper disbursement of the proceeds thereof, whichever shall first occur. Unless specifically identified as a personal contract right or obligation herein, this agreement shall run with any interest in the Premises and with the title thereto. Once any person, party or entity has ceased to have an interest in fee in any portion of the Premises, it shall not be bound by, subject to or benefit from the terms hereof; but its heirs, executors, administrators, personal representatives, successors or assigns, as the case may be, shall be substituted for it hereunder. Whittenburg agrees to notify Fund XXI upon the appointment of any successor trustee, or any amendment of the Catharine C Whittenburg Testamentary Trust affecting the powers of the trustees to manage or dispose of the Catharine C Whittenburg Testamentary Trust's interest in the premises.

8. Any notice or election required or permitted to be given or served by any party hereto to, or upon any other, shall be given to all known Co-Tenants and deemed given or served in accordance with the provisions of this Agreement, if said notice or elections addressed as follows;

If to Fund XXI:

AEI Income and Growth Fund XXI Limited Partnership
1300 Minnesota World Trade Center
30 E. Seventh Street
St. Paul, Minnesota  55101

If to Cheung:

Howard Owyoung Cheung
Rosemarie Cheung
10 Live Oak Court
Hillsborough, CA  94010




Co-Tenant Initial:  /s/ DEB /s/ JFT /s/ JAW IV
Co-Tenancy Agreement for Arby's-Montgomery, AL

If to Whittenburg:

The Catharine C. Whittenburg Testamentary Trust for
J. A. Whittenburg IV or Assigns
Post Office Box 26
Amarillo, TX  79105

Each mailed notice or election shall be deemed to have been given to, or served upon, the party to which addressed on the date the same is deposited in the United States certified mail, return receipt requested, postage prepaid, or given to a nationally recognized courier service guaranteeing overnight delivery as properly addressed in the manner above provided. Any party hereto may change its address for the service of notice hereunder by delivering written notice of said change to the other parties hereunder, in the manner above specified, at least ten (10) days prior to the effective date of said change.

9. This Agreement shall not create any partnership or joint venture among or between the Co-Tenants or any of them, and the only relationship among and between the Co-Tenants hereunder shall be that of owners of the premises as tenants in common subject to the terms hereof.

10. The unenforceability or invalidity of any provision or provisions of this Agreement as to any person or circumstances shall not render that provision, nor any other provision hereof, unenforceable or invalid as to any other person or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

11. In the event any litigation arises between the parties hereto relating to this Agreement, or any of the provisions hereof, the party prevailing in such action shall be entitled to receive from the losing party, in addition to all other relief, remedies and damages to which it is otherwise entitled, all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with said litigation.

12. Whittenburg certifies that the office of the Trustee shall consist of five Trustees, any three of whom may act on any matter.




Co-Tenant Initial:  /s/ DEB /s/ JFT /s/ JAW IV
Co-Tenancy Agreement for Arby's-Montgomery, AL

The  Catharine  C.  Whittenburg  Testamentary  Trust  for  J.  A.
Whittenburg IV or Assigns

          By:/s/ Diane E Bowes
                 A Trustee

                 Diane E Bowes
                 (Type or Print Name)

STATE OF TEXAS)
                              ) ss
COUNTY OF POTTER)

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 20th day of July, 1999, Diane E Bowes who executed the foregoing instrument in said capacity.


                         /s/ Carol E Scott
                             Notary Public       [notary seal]
and
          By:/s/ Jack F Turner
                 A Trustee

                 Jack F Turner
                 (Type or Print Name)

STATE OF TEXAS)
                              ) ss
COUNTY OF POTTER)

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 20th day of July, 1999, Jack F Turner who executed the foregoing instrument in said capacity.

                          /s/ Carol E Scott
                              Notary Public       [notary seal]



Co-Tenant Initial:  /s/ DEB /s/ JFT /s/ JAW IV
Co-Tenancy Agreement for Arby's-Montgomery, AL


and
     By:/s/ J.A. Whittenburg IV
            A Trustee

            J.A. Whittenburg IV
           (Type or Print Name)

STATE OF )
                              ) ss
COUNTY OF                             )

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this _______ day of ________________, 1999, ___________ who executed the foregoing instrument in said capacity.


                                  Notary Public

and
          By:
                  A Trustee


                  (Type or Print Name)

STATE OF                                  )
                              ) ss
COUNTY OF                             )

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this _______ day of ________________, 1999, ___________ who executed the foregoing instrument in said capacity.


                               Notary Public

and
          By:
                A Trustee


               (Type or Print Name)

STATE OF                                  )
                              ) ss
COUNTY OF                             )

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this _______ day of ________________, 1999, ___________ who executed the foregoing instrument in said capacity.


                                 Notary Public



Co-Tenant Initial:  /s/ DEB /s/ JFT /s/ JAW IV
Co-Tenancy Agreement for Arby's-Montgomery, AL




Fund XXI   AEI Income & Growth Fund XXI Limited Partnership

            By: AEI Fund Management XXI, Inc., its corporate general
                partner

             By:/s/ Robert P Johnson
                    Robert P. Johnson, President

State of Minnesota )
                                   ) ss.
County of Ramsey  )

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 27th day of July, 1999, Robert P. Johnson, President of AEI Fund Management XXI, Inc., corporate general partner of AEI Income & Growth Fund XXI Limited Partnership who executed the foregoing instrument in said capacity and on behalf of the corporation in its capacity as corporate general partner, on behalf of said limited partnership.

                              /s/ Linda A Bisdorf
                                   Notary Public

                                   [notary seal]



Co-Tenant Initial:  /s/ DEB /s/ JFT /s/ JAW IV
Co-Tenancy Agreement for Arby's-Montgomery, AL







                         EXHIBIT "A"


     Commencing at the Northeast corner of the Southeast Quarter of the Southwest Quarter of Section 16, Township 16 North, Range 18 East, Montgomery City and County, Alabama, thence West a distance of 535.66 feet; thence North 328.83 feet to the Southwest corner of Lot 1-T, of the Taco Bell Plat No. 3, Zelda Road as recorded in the Montgomery County Probate Office, said point being on the curve of the Northerly right of way of Zelda Road, said curve having a radius of 392.86 feet, a central angle of 30 13' 45" and a chord of 204.88 feet with a chord bearing of S 59 16' 00" E, thence southeasterly along said curve to the end of said curve, said point being the Southeast corner of said Lot 1-T, also being the point of beginning. Thence N 39 28' 53" E, from the point of beginning along the southeasterly line of said Lot 1-T, a distance of 152.21 feet to an iron pin found on the southerly right of way of Interstate Highway I-85; thence S 52 30' 39" E, along the southerly right of way of Interstate Highway I-85 a distance of 311.90 feet to a found iron pin; thence S 74 07' 41" W a distance of 270.89 feet to a found iron pin on the northerly right of way of Zelda Road; thence N 20 20' 05" W along the Northerly right of way of Zelda Road a distance of 28.41 feet to the beginning of the curve of the northerly right of way of Zelda Road, said curve having a radius of 392.86 feet, a central angle of 20 38' 00" and a chord of 140.71 feet with a chord bearing of N 31 38' 47" W; thence Northwesterly along said curve to the end of said curve, said point being the southeast corner of said Lot 1-T, and also being the point of beginning. The said tract of land is located in the Northeast Quarter of the Southwest Quarter of Section 16, Township 16 North, Range 18 East, Montgomery City and County, Alabama.